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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported):     JANUARY 17, 2007





                            CAS MEDICAL SYSTEMS, INC.
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             (Exact name of Registrant as specified in its charter)


          DELAWARE                   0-13839                   06-1123096
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(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)


              44 EAST INDUSTRIAL ROAD, BRANFORD, CONNECTICUT 06405
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          (Address of principal executive offices, including zip code)


                                 (203) 488-6056
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              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 17, 2007, CAS Medical Systems, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 describing the Company's approximate annual sales revenue for the fiscal year ended December 31, 2006.



Item 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Retirement of Louis P. Scheps and Appointment of Andrew E. Kersey
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On January 17, 2007, the Company also announced by way of the press release attached hereto as Exhibit 99.1, that Louis P. Scheps will retire from his positions as President and Chief Executive Officer of the Company, effective April 1, 2007. Mr. Scheps will retain his position as Chairman of the Board of the Company and will continue to provide strategic guidance to the Company, acting as advisor and consultant as contemplated by his existing employment agreement with the Company.

Also on January 17, 2007, the Company further announced by way of the press release attached hereto as Exhibit 99.1 that Andrew E. Kersey, the Company's current Chief Operating Officer, will assume the role of President and Chief Executive Officer upon Mr. Scheps' retirement. Mr. Kersey, age 46, has over 20 years experience in the medical device business and has been with the Company since 2001. Before becoming Chief Operating Officer in January 2004, Mr. Kersey was Director of Engineering. Prior to joining the Company, Mr. Kersey held various engineering management positions at Novametrix Medical Systems, Inc. and Corometrics Medical Systems, a division of Marquette Medical.



Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits - The following exhibit is filed (or in the case of the disclosure provided in Item 2.02, above, furnished) as part of this report:

99.1     Press Release issued by the Company on January 17, 2007
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CAS MEDICAL SYSTEMS, INC.



Date:    January 18, 2007                   By: /s/ Jeffery A. Baird
                                                --------------------------------
                                                Jeffery A. Baird
                                                Chief Financial Officer
                                                and Principal Accounting Officer